Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ■ September 30, 2025 (unaudited)

NUMBER OF SHARES		Value
	Common Stocks (93.3%)
	Automobiles (7.5%)
275,414	Tesla, Inc. (a)	$122,482,114

	Biotechnology (4.0%)
4,099,740	Arbutus Biopharma Corp. (a)	18,612,820
520,930	Intellia Therapeutics, Inc. (a)	8,996,461
795,260	ProKidney Corp. (a)(b)	1,924,529
1,715,525	Roivant Sciences Ltd. (a)	25,955,893
264,176	XOMA Royalty Corp. (a)	10,181,343
		65,671,046
	Broadline Retail (4.4%)
30,834	MercadoLibre, Inc. (a)	72,057,208

	Electronic Equipment, Instruments & Components (0.0%)
3,889	Magic Leap, Inc., Class A (acquisition cost — $1,890,214; acquired 12/22/15) (a)(c)(d)	—

	Entertainment (6.8%)
800,493	ROBLOX Corp., Class A (a)	110,884,291

	Financial Services (8.3%)
1,372,543	Affirm Holdings, Inc. (a)	100,305,443
2,950,743	Federal National Mortgage Association (a)	35,556,453
		135,861,896
	Health Care Providers & Services (0.5%)
8,338,478	Agilon Health, Inc. (a)	8,588,632

	Hotels, Restaurants & Leisure (4.5%)
266,575	DoorDash, Inc., Class A (a)	72,505,734

	Information Technology Services (21.4%)
934,428	Cloudflare, Inc., Class A (a)	200,518,905
529,852	Shopify, Inc., Class A (Canada) (a)	78,741,306
308,173	Snowflake, Inc., Class A (a)	69,508,420
		348,768,631
	Pharmaceuticals (4.2%)
1,925,668	Royalty Pharma PLC, Class A	67,937,567

	Real Estate Management & Development (2.2%)
522,935	Landbridge Co. LLC, Class A	27,898,582
909,937	Opendoor Technologies, Inc. (a)	7,252,198
		35,150,780
	Software (16.8%)
192,866	AppLovin Corp., Class A (a)	138,581,936
10,372,106	Aurora Innovation, Inc. (a)	55,905,651
541,291	BitMine Immersion Technologies, Inc. (a)	28,109,242
155,769	Strategy, Inc., Class A (a)	50,190,329
		272,787,158
	Tech Hardware, Storage & Peripherals (6.8%)
1,796,380	IonQ, Inc. (a)	110,477,370

	Trading Companies & Distributors (5.9%)
559,202	Core & Main, Inc., Class A (a)	30,101,844
3,459,842	QXO, Inc. (a)	65,944,588
		96,046,432
	Total Common Stocks (Cost $860,165,577)	1,519,218,859

Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ■ September 30, 2025 (unaudited) continued

NUMBER OF SHARES		Value
	Preferred Stocks (3.7%)
	Software (3.7%)
523,556	Databricks, Inc., Series H (a)(c)(d) (acquisition cost - $38,473,059; acquired 8/31/21)	$59,146,121
197,427	Lookout, Inc., Series F (a)(c)(d) (acquisition cost - $2,255,228; acquired 6/17/14)	807,477
	Total Preferred Stocks (Cost $40,728,287)	59,953,598

	Investment Company (2.7%)
670,123	iShares Bitcoin Trust ETF (a) (Cost $25,929,941)	43,557,995

NUMBER OF SHARES (000)
	Short-Term Investments (0.9%)
	Investment Company (0.8%)
13,452	Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class, 3.96% (e) (Cost $13,452,159)	13,452,159

	Securities held as Collateral on Loaned Securities (0.1%)
	Investment Company (0.1%)‡
770	Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class, 3.96% (e)	770,283

PRINCIPAL AMOUNT (000)
	Repurchase Agreements (0.0%)‡
84	Citigroup, Inc., (4.00%, dated 9/30/25, due 10/1/25; proceeds $84,174; fully collateralized by U.S. Government obligations; 4.50% - 4.63% due 11/15/25 - 9/15/26; valued at $85,850)		84,165
113	Merrill Lynch & Co., Inc., (4.20%, dated 9/30/25, due 10/1/25; proceeds $113,290; fully collateralized by U.S. Government obligations; 0.13% - 4.13% due 12/31/26 - 8/15/53; valued at $115,543)		113,277
			197,442
	Total Securities held as Collateral on Loaned Securities (Cost $967,725)		967,725
	Total Short-Term Investments (Cost $14,419,884)		14,419,884
	Total Investments Excluding Purchased Options (Cost $941,243,689)	100.6%	1,637,150,336
	Total Purchased Options Outstanding (Cost $8,172,114)	0.1%	739,629
	Total Investments (Cost $949,415,803) including $851,598 of Securities Loaned (f)(g)(h)	100.7%	1,637,889,965
	Liabilities in Excess of Other Assets	(0.7)	(10,860,830)
	Net Assets	100.0%	$1,627,029,135

Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ■ September 30, 2025 (unaudited) continued

The Fund had the following Derivative Contracts - PIPE open at September 30, 2025:

Counterparty	Referenced Obligation	Notional Amount	Settlement Date	Unrealized Depreciation	% of Net Assets
Cantor Equity Partners, Inc.	Twenty One Capital, Inc. (a)(c)(d)(i)(j)	$28,296,870	12/31/25	$(6,433,496)	(0.40)%

‡	Amount is less than 0.05%.
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan. The value of loaned securities and related collateral outstanding at September 30, 2025, were $851,598 and $967,725, respectively. The Fund received cash collateral of $967,725, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class as reported in the Consolidated Portfolio of Investments. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.
(c)	Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules (“restricted security”). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at September 30, 2025 amounts to $53,520,102 and represents 3.3% of net assets.
(d)	Security is valued using significant unobservable inputs and is categorized as Level 3 in the fair value hierarchy.
(e)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the nine months ended September 30, 2025, advisory fees paid were reduced by $45,524 relating to the Fund's investment in the Liquidity Fund.
(f)	The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a–7 under the Act (the “Rule”). As a result of a change in the Rule 2a–5 (aka the “Valuation Rule”), which impacts transactions under Rule 17a–7, a security is an eligible security for purposes of Rule 17a–7 only when there is a “readily available market quotation” for the security. The Fund's Rule 17a–7 policy was amended effective September 8, 2022, to reflect the new requirements of Rule 2a–5. For the nine months ended September 30, 2025, the Fund did not engage in any cross-trade transactions.
(g)	Securities are available for collateral in connection with purchased options.
(h)	At September 30, 2025, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $767,225,449 and the aggregate gross unrealized depreciation is $85,184,783, resulting in net unrealized appreciation of $682,040,666.
(i)	Investment is valued based on the underlying stock price and significant unobservable inputs that factor in volatility and discount for lack of marketability and transaction risk and is classified as Level 3 in the fair value hierarchy.
(j)	Represents an unfunded subscription agreement in a private investment in a public entity. The Fund is committed to purchase 1,347,470 shares at $21.00 per share on the settlement date pursuant to the closing of the business combination between Twenty One Capital, Inc., and Cantor Equity Partners, Inc., a SPAC. The settlement date shown reflects the estimated date based upon the subscription agreement and is subject to change. The transaction will require the approval of the shareholders of both Cantor Equity Partners, Inc., and Twenty One Capital, Inc., and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met the Fund is no longer obligated to fulfill its commitment to Cantor Equity Partners, Inc., and Twenty One Capital, Inc. The investment is restricted from resale until the settlement date.
ETF	Exchange Traded Fund.

Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ■ September 30, 2025 (unaudited) continued

Call Options Purchased:

The Fund had the following call options purchased open at September 30, 2025:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value	Premiums Paid	Unrealized Depreciation
Standard Chartered Bank	USD/CNH	CNH	7.58	Aug–26	468,728,898	$468,729	$561,536	$1,533,646	$(972,110)
Goldman Sachs & Co. LLC	USD/CNH	CNH	7.71	May–26	332,468,224	332,468	128,000	1,383,935	(1,255,935)
Standard Chartered Bank	USD/CNH	CNH	7.76	Oct–25	281,128,866	281,129	281	1,223,473	(1,223,192)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.82	Feb–26	340,080,885	340,081	25,506	1,404,193	(1,378,687)
Standard Chartered Bank	USD/CNH	CNH	7.90	Apr–26	222,022,032	222,022	23,979	1,078,810	(1,054,831)
Goldman Sachs & Co. LLC	USD/CNH	CNH	8.02	Dec–25	326,568,980	326,569	327	1,548,057	(1,547,730)
							$739,629	$8,172,114	$(7,432,485)

CNH — Chinese Yuan Renminbi Offshore

USD — United States Dollar

Consolidated Summary of Investments

Industry†	Value		Percent of Total Investments
Information Technology Services	$348,768,631		21.3%
Software	332,740,756		20.3
Financial Services	135,861,896		8.3
Automobiles	122,482,114		7.5
Entertainment	110,884,291		6.8
Tech Hardware, Storage & Peripherals	110,477,370		6.8
Trading Companies & Distributors	96,046,432		5.9
Hotels, Restaurants & Leisure	72,505,734		4.4
Broadline Retail	72,057,208		4.4
Pharmaceuticals	67,937,567		4.2
Biotechnology	65,671,046		4.0
Investment Companies	57,010,154		3.5
Real Estate Management & Development	35,150,780		2.1
Health Care Providers & Services	8,588,632		0.5
Purchased Options	739,629		0.0
Electronic Equipment, Instruments & Components	—	††	0.0
Total Investments	$1,636,922,240	††	100.0%

†	Does not reflect the value of securities held as collateral on loaned securities.
††	Includes a security valued at zero.

Morgan Stanley Insight Fund

Notes to the Consolidated Portfolio of Investments ■ September 30, 2025 (unaudited)

A. Valuation of Investments — (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) when market quotations are not readily available, as defined by Rule 2a–5 under the Act, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly-owned subsidiary of Morgan Stanley determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”). Each business day, the Fund uses a third-party pricing service approved by the Trustees to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (4) foreign exchange transactions (“spot contracts”) and foreign exchange forward contracts (“forward contracts”) are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; (5) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a reputable broker/dealer or valued by a pricing service/vendor; (6) fixed income securities may be valued by an outside pricing service/vendor approved by the Trustees. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If the Adviser, a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security’s fair value or the pricing service/vendor or exchange is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (7) PIPE investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value (“NAV”) as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Trustees have designated the Fund’s Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund’s Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) ASC 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Insight Fund

Notes to the Consolidated Portfolio of Investments ■ September 30, 2025 (unaudited) continued

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2025:

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total

Assets:
Common Stocks
Automobiles	$122,482,114	$—	$—		$122,482,114
Biotechnology	65,671,046	—	—		65,671,046
Broadline Retail	72,057,208	—	—		72,057,208
Electronic Equipment, Instruments & Components	—	—	—	†	—	†
Entertainment	110,884,291	—	—		110,884,291
Financial Services	135,861,896	—	—		135,861,896
Health Care Providers & Services	8,588,632	—	—		8,588,632
Hotels, Restaurants & Leisure	72,505,734	—	—		72,505,734
Information Technology Services	348,768,631	—	—		348,768,631
Pharmaceuticals	67,937,567	—	—		67,937,567
Real Estate Management & Development	35,150,780	—	—		35,150,780
Software	272,787,158	—	—		272,787,158
Tech Hardware, Storage & Peripherals	110,477,370	—	—		110,477,370
Trading Companies & Distributors	96,046,432	—	—		96,046,432
Total Common Stocks	1,519,218,859	—	—	†	1,519,218,859	†
Preferred Stocks
Software	—	—	59,953,598		59,953,598
Investment Company	43,557,995	—	—		43,557,995
Call Options Purchased	—	739,629	—		739,629
Short-Term Investments
Investment Company	14,222,442	—	—		14,222,442
Repurchase Agreements	—	197,442	—		197,442
Total Short-Term Investments	14,222,442	197,442	—		14,419,884
Total Assets	1,576,999,296	937,071	59,953,598	†	1,637,889,965	†
Liabilities:
Derivative Contract — PIPE	—	—	(6,433,496)		(6,433,496)
Total	$1,576,999,296	$937,071	$53,520,102	†	$1,631,456,469	†

†	Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

Morgan Stanley Insight Fund

Notes to the Consolidated Portfolio of Investments ■ September 30, 2025 (unaudited) continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCK		PREFERRED STOCKS	DERIVATIVE CONTRACT — PIPE
Beginning Balance	$—	†	$49,441,731	$—
Purchases	—		—	—
Sales	—		—	—
PIPE transactions	—		—	(6,433,496)
Transfers in	—		—	—
Transfers out	—		—	—
Corporate actions	—		—	—
Change in unrealized appreciation (depreciation)	—		10,511,866	—
Realized gains (losses)	—		—	—
Ending Balance	$—	†	$59,953,597	$(6,433,496)
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2025	$—		$10,511,866	$(6,433,496)

†	Includes a security valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2025. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment’s fair value as of September 30, 2025:

	Fair Value at September 30, 2025	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average*	Impact to Valuation from an Increase in Input**
Preferred Stocks	$59,953,597	Market Transaction Method	Precedent Transaction	$4.08-$150.00/$148.03	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	13.5%–16.5%/14.5%	Decrease
			Perpetual Growth Rate	3.0%–4.0%/3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	3.7x–35.1x/11.8x	Increase
			Discount for Lack of Marketability	8.0%–15.0%/14.9%	Decrease
PIPE	$(6,433,496)	Market Implied	Discount for Lack of Marketability and Transaction Risk	27.5%	Decrease

*	Amount is indicative of the weighted average.
**	Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.